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                                                             EXHIBIT NO. (23)(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of this Pre-Effective Amendment No. 1 to Registration Statement No. 33-92842 of Glenbrook Life and Annuity Company of our report dated April 1, 1995 accompanying the financial statements of Glenbrook Life and Annuity Company, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE, LLP

Chicago, Illinois
August 18, 1995